Cimarex Reports First-Quarter 2007 Earnings of $0.77 per Share

DENVER, May 9 /PRNewswire-FirstCall/ -- Cimarex Energy Co. (NYSE: XEC) today reported first-quarter 2007 net income of $64.6 million, or $0.77 per share. This compares to first-quarter 2006 earnings of $110.2 million, or $1.29 per diluted share.

Revenues from oil and gas sales in the first quarter of 2007 were $293.5 million, compared to $322.0 million in the same period of 2006. First-quarter 2007 cash flow from operations totaled $215.4 million versus $227.1 million in the same period of 2006(1).

The decrease in first-quarter 2007 revenues, earnings and cash flow is primarily a result of lower oil and gas prices. First-quarter 2007 gas prices decreased 6% to $6.73 per thousand cubic feet (Mcf) and oil fell 7% to $55.22 per barrel.

First-quarter 2007 oil and gas production volumes averaged 441.5 million cubic feet equivalent per day (MMcfe/d). The current quarter's average daily production was comprised of 324.2 million cubic feet of gas and 19,552 barrels of oil.

Capital
-------
First-quarter 2007 exploration and development expenditures totaled
$246 million as compared to $273 million in the first quarter of 2006. In the first quarter of 2007, Cimarex drilled 110 gross (62 net) wells, completing 94% as producers. Exploration and development capital investment for 2007 is still projected to range from $800 million to $1 billion.

Outlook
-------
Second-quarter 2007 production volumes are projected to range between 440 - 450 MMcfe/d. Full-year 2007 production volumes are still expected to average 450 - 470 MMcfe/d.

Expenses for the remainder of 2007 are expected to fall within the following ranges:

Expenses ($/Mcfe):
       Production expense                            $1.10  -  $1.15
       Transportation expense                          0.13  -  0.17
       DD&A and ARO accretion                          2.75  -  2.90
       General and administrative expense              0.27  -  0.30
       Production taxes (% of oil and gas              7.0%  -  8.0%
       revenue)

Conference call and web cast
Cimarex will host a follow-up conference call today at 11:00 a.m. Mountain Time (1:00 p.m. Eastern Time). To access the live, interactive conference call, please dial 888-858-4756 and reference call ID # 8718366 ten minutes before the scheduled start time. A digital replay will be available for one week following the live broadcast at 877-519-4471 by using the conference
ID # 8718366. The listen-only web cast of the call will be accessible via www.cimarex.com.

About Cimarex Energy
Denver-based Cimarex Energy Co. is an independent oil and gas exploration and production company with principal operations in the Mid-Continent, Permian Basin and Gulf Coast areas of the U.S.

This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are more fully described in SEC reports filed by Cimarex. While Cimarex makes these forward-looking statements in good faith, management cannot guarantee that anticipated future results will be achieved. Cimarex assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

(1) Cash Flow from Operations is a non-GAAP financial measure that represents Net Cash Provided By Operating Activities adjusted for the change in operating assets and liabilities. See below for a reconciliation of the related amounts.

                          PRICE AND PRODUCTION DATA

                                                 For the Three Months Ended
                                                           March 31,
                                                 --------------------------
                                                    2007           2006
                                                 -----------   ------------
    Gas Production:
        Total production - Mcf                   29,176,637    32,514,466
        Gas volume - Mcf per day                    324,185       361,272
        Gas price - per Mcf (before hedge effect)     $6.55         $7.19
        Effect of hedges                              $0.18            --
        Gas price - per Mcf (after hedge effect)      $6.73            --

    Oil Production
     (including NGL):
        Total production - barrels                1,759,724     1,481,761
        Oil volume - barrels per day                 19,552        16,464
        Oil price - per barrel                       $55.22        $59.57


                    OIL AND GAS CAPITALIZED COSTS INCURRED

                                                 For the Three Months Ended
                                                           March 31,
                                                 --------------------------
                                                     2007          2006
                                                 -----------    -----------
                                                      (in thousands)
    Exploration and Development                    $245,505      $273,231
    Acquisitions                                         23         2,862
                                                   --------      --------
       Oil and gas expenditures                     245,528       276,093

    Sale proceeds                                      (250)           --
                                                   --------      --------
                                                   $245,278      $276,093
                                                   ========      ========

                 RECONCILIATION OF CASH FLOW FROM OPERATIONS

                                                 For the Three Months Ended
                                                          March 31,
                                                 --------------------------
                                                     2007           2006
                                                 ------------   -----------
                                                       (in thousands)
    Net cash provided by operating activities      $186,469      $228,015
         Increase in operating assets
          and liabilities                            28,929          (898)
                                                   --------      --------

    Cash flow from operations                      $215,398      $227,117
                                                   ========      ========

    Management believes that the non-GAAP measure of cash flow from operations is useful information for investors because it is used internally and is accepted by the investment community as a means of measuring the company's ability to fund its capital program. It is also used by professional research analysts in providing investment recommendations pertaining to companies in the oil and gas exploration and production industry.



    CONDENSED INCOME STATEMENTS (unaudited)

                                                    For the Three Months Ended
                                                              March 31,
                                                    --------------------------
                                                         2007         2006
                                                    ------------  ------------
                                          (In thousands, except per share data)
    Revenues:
      Gas sales                                        $196,290    $233,723
      Oil sales                                          97,164      88,272
      Gas gathering, processing, and net
       marketing                                         13,421      13,255
                                                       ---------   ---------
                                                        306,875     335,250
                                                       ---------   ---------
    Costs and expenses:
      Depreciation, depletion and amortization          108,884      90,628
      Asset retirement obligation accretion               2,591       1,448
      Production                                         45,005      41,772
      Transportation                                      5,934       4,308
      Gas gathering and processing                        7,311       6,553
      Taxes other than income                            20,627      23,546
      General and administrative                         12,651      10,885
      Stock compensation, net                             2,670       1,968
      Gain on derivative instruments                         --     (15,567)
      Other expense                                        (271)         31
                                                       ---------   ---------
                                                        205,402     165,572
                                                       ---------   ---------

    Operating income                                    101,473     169,678

    Other (income) and expense:
      Interest expense net of capitalized
       interest of $5,091 and $6,219
       respectively                                       4,074         271
      Amortization of fair value of debt                   (947)       (945)
      Other, net                                         (3,449)     (3,342)
                                                       ---------   ---------

    Income before income tax expense                    101,795     173,694
    Income tax expense                                   37,167      63,543
                                                       ---------   ---------

    Net income                                          $64,628    $110,151
                                                       =========   =========

    Earnings per share:
        Basic                                             $0.79       $1.33
                                                       =========   =========
        Diluted                                           $0.77       $1.29
                                                       =========   =========

    Weighted average shares outstanding:
      Basic                                              82,222      82,633
                                                       =========   =========
      Diluted                                            84,393      85,242
                                                       =========   =========

    CONDENSED CASH FLOW STATEMENTS (unaudited)

                                                    For the Three Months Ended
                                                            March 31,
                                                    --------------------------
                                                         2007        2006
                                                      ----------  ----------
                                                         (In thousands)
    Cash flows from operating activities:
     Net income                                         $64,628    $110,151
     Adjustment to reconcile net income to net
      cash provided by operating activities:
       Depreciation, depletion and amortization         108,884      90,628
       Asset retirement obligation accretion              2,591       1,448
       Deferred income taxes                             37,167      46,681
       Stock compensation, net                            2,670       1,968
       Derivative instruments                                --     (22,919)
       Other                                               (542)       (840)
     Changes in operating assets and liabilities:
       Decrease in receivables, net                       6,311      28,525
       (Increase) decrease in other current assets        1,115     (14,448)
       (Decrease) in accounts payable and accrued
         liabilities                                    (35,245)    (13,541)
       Increase (decrease) in other non-current
        liabilities                                      (1,110)        362
                                                       ---------   ---------
         Net cash provided by operating activities      186,469     228,015
                                                       ---------   ---------
    Cash flows from investing activities:
     Oil and gas expenditures                          (252,348)   (218,963)
     Acquisition of oil and gas properties                  (23)     (2,862)
     Merger related costs                                    --        (469)
     Proceeds from sale of assets                           349          60
     Other expenditures                                  (2,303)     (5,729)
                                                       ---------   ---------
         Net cash used by investing activities         (254,325)   (227,963)
                                                       ---------   ---------
    Cash flows from financing activities:
     Borrowings (payments) on long-term debt, net        66,000          --
     Treasury stock acquired and retired                     --     (10,281)
     Dividends paid                                      (3,365)     (3,327)
     Proceeds from issuance of common stock and
      other                                               7,524       2,584
                                                       ---------   ---------
         Net cash (used in) provided by financing
           activities                                    70,159     (11,024)
                                                       ---------   ---------
    Net change in cash and cash equivalents               2,303     (10,972)
    Cash and cash equivalents at beginning of period      5,048      61,647
                                                       ---------   ---------
    Cash and cash equivalents at end of period           $7,351     $50,675
                                                       =========   =========

    BALANCE SHEETS (unaudited)

                                                      March 31,  December 31,
                                                      -----------------------
                    Assets                               2007         2006
                                                     ----------  -----------
                                             (In thousands, except share data)
    Current assets:
      Cash and cash equivalents                          $7,351      $5,048
      Receivables, net                                  300,147     306,458
      Inventories                                        42,001      39,397
      Deferred income taxes                               4,477       1,498
      Derivative instruments                             10,093      41,945
      Other current assets                               18,692      22,411
                                                     ----------- -----------
        Total current assets                            382,761     416,757
                                                     ----------- -----------
    Oil and gas properties at cost, using the full
     cost method of accounting:
      Proved properties                               4,954,773   4,656,854
      Unproved properties and properties under
       development, not being amortized                 373,555     425,173
                                                     ----------- -----------
                                                      5,328,328   5,082,027
      Less - accumulated depreciation, depletion
       and amortization                              (1,598,955) (1,494,317)
                                                     ----------- -----------
        Net oil and gas properties                    3,729,373   3,587,710
                                                     ----------- -----------
    Fixed assets, net                                    86,882      88,924
    Goodwill                                            691,432     691,432
    Derivative instruments                                2,823       7,051
    Other assets, net                                    38,404      37,876
                                                     ----------- -----------
                                                     $4,931,675  $4,829,750
                                                     =========== ===========
              Liabilities and Stockholders' Equity
    Current liabilities:
      Accounts payable                                  $49,436     $56,241
      Accrued liabilities                               176,343     202,163
      Revenue payable                                    95,670      96,184
                                                     ----------- -----------
        Total current liabilities                       321,449     354,588
                                                     ----------- -----------
    Long-term debt                                      508,720     443,667
                                                     ----------- -----------
    Deferred income taxes                               945,411     921,665
                                                     ----------- -----------
    Other liabilities                                   136,622     133,687
                                                     ----------- -----------
    Stockholders' equity:
      Preferred stock, $0.01 par value, 15,000,000
       shares authorized, no shares issued                   --          --
      Common stock, $0.01 par value, 200,000,000
       shares authorized, 83,286,560 and 83,962,132
       shares issued, respectively                          844         840
      Treasury stock, at cost, 1,078,822 and
       1,078,822 shares held, respectively              (40,628)    (40,628)
      Paid-in capital                                 1,872,286   1,867,448
      Retained earnings                               1,178,635   1,117,402
      Accumulated other comprehensive income              8,336      31,081
                                                     ----------- -----------
                                                      3,019,473   2,976,143
                                                     ----------- -----------
                                                     $4,931,675  $4,829,750
                                                     =========== ===========

SOURCE  Cimarex Energy Co.
    -0-                             05/09/2007
    /CONTACT: Mark Burford, Director of Capital Markets of Cimarex Energy Co., +1-303-295-3995/
    /Web site:  http://www.cimarex.com /